DEED
                                      among
                             CHAPARRAL RESOURCES INC
                              WHITTIER VENTURES LLC
                          ECOTELS INTERNATIONAL LIMITED
                                 DARDANA LIMITED
                        GOLDRUST VENTURE CAPITAL LIMITED
                              STARDUST FUND LIMITED
                               SAGE OPERATING LTD.
                                       and
                         SHELL CAPITAL SERVICES LIMITED



                                 21 August 2000


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THIS DEED (the "Deed") is dated 21 August 2000 among

(1) CHAPPARAL RESOUCES INC. a company organised and existing under the laws of Delaware, United States of America (the "Borrower");

(2) WHITTIER VENTURES LLC, a limited liability company organised under the laws of Nevada ("Whittier");

(3) ECOTELS INTERNATIONAL LIMITED, a limited liability company organised under the laws of the Cayman Islands ("EcoTels");

(4) DARDANA LIMITED, a limited liability company organised under the laws of the Cayman Islands ("Dardana");

(5) GOLDRUST VENTURE CAPITAL LIMITED, a limited liability company organised under the laws of the Cayman Islands ("Goldrust"); and

(6) STARDUST FUND LIMITED, a limited liability company organised under the laws of the Cayman Islands ("Stardust"); and

(7) SAGE OPERATING LTD., a limited liability company organised under the laws of the Cayman Islands ("Sage"); and

(8) SHELL CAPITAL SERVICES LIMITED a company organised and existing under the laws of England, in its capacity as Facility Agent for the Finance Parties ("Facility Agent"); together referred to as the "Parties".

PREAMBLE:

(A) WHEREAS, the Borrower and the Facility Agent, inter alia, have entered into a Loan Agreement, dated as of 1 November, 1999 (as modified, supplemented or amended from time to time, the "Loan Agreement"), providing for the making of Advances for purposes of the Project;

(B) WHEREAS, the Borrower, the Facility Agent and Whittier have entered into a Subordination Agreement dated 28 January 2000 (the "Whittier Subordination Agreement");

(C) WHEREAS, the Borrower, the Facility Agent and EcoTels have entered into a Subordination Agreement dated 8 February 2000 (the "EcoTels Subordination Agreement" and together with the Whittier Subordination Agreement, the "Subordination Agreements");

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(D)  WHEREAS, at the request of the Borrower, each of Whittier and EcoTels has provided the Borrower with a loan of five hundred thousand dollars (USD 500,000) (the "Additional Loans") for purposes of the Project.

(E) WHEREAS, at the request of the Borrower, Sage, Stardust, Goldrust and Dardana have provided the Borrower with a loan of three million dollars (USD 3,000,000) (the "Additional Subordinated Debt") for the purposes of the Project.

IT IS HEREBY AGREED as follows:

1.   INTERPRETATION

1.1. Definitions

     (a) Unless expressly defined in this Deed, capitalised terms in, or incorporated into, the Loan Agreement shall have the same meaning in this Deed.

     (b) Unless expressly defined in this Deed, capitalised terms in, or incorporated into the Subordination Agreements shall have the same meaning in this Deed.

     (c) In the event of a conflict between definitions of capitalised terms in the Loan Agreement and the Subordination Agreements, those in the Loan Agreement shall prevail.

1.2. Construction

     (a) Clauses 1.2, 1.3 and 1.4 of the Loan Agreement apply to this Deed as if they were set out in full in this Deed, having made all necessary changes, but with references to (or including) this "Agreement" being references to (or, as appropriate, including) this Deed.

     (b) Where any person gives its consent, makes a representation or is otherwise bound by a provision of this Deed, it shall be deemed to do so or be so bound in each capacity in which it is a party to a relevant Finance Documents or Project Documents and the meaning of the relevant provision shall not be limited by the capacity or description of that person in the Parties section at the beginning of this Deed.

2.   ADDITIONAL LOAN

2.1. The Borrower, EcoTels and Whittier acknowledge that:

     (a) the Additional Loans have been provided to the Borrower by Whittier on 4 August 2000 and EcoTels on 9 August 2000, by deposit to the CRI Disbursement Account and shall be withdrawn from that account only as permitted by the Finance Documents;

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     (b)  the Additional Loans are part of the Junior Obligations for purposes of each of the Whittier Subordination Agreement or the EcoTels Subordination Agreement and the repayment of the Additional Loans will be at all times subject to the provisions of the Whittier Subordination Agreement or the EcoTels Subordination Agreement, as appropriate;

     (c) the intent of the Borrower, Whittier, EcoTels and the Facility Agent has at all times been that the Junior Obligations should include all obligations of the Borrower to the relevant Junior Entity; and

     (d) the Additional Loan advanced by Whittier shall under no circumstances constitute, or be deemed to constitute funding provided pursuant to, or in satisfaction of the obligations of Whittier under, the letters from Whittier (i) to Shell Capital Limited dated 1 February 2000 and
          (ii) to the Facility Agent dated 9 February 2000, which obligations remain outstanding in full.

2.2. Notwithstanding that all payments in respect of the Additional Loans are Junior Obligations as defined in the respective Subordination Agreements, the Facility Agent agrees that the principal under the Additional Loans may be repaid from the proceeds of additional subscriptions for equity of the Borrower or additional subordinated loans to the Borrower, but only if an additional aggregate amount of not less than nine million dollars (USD 9,000,000) has been received by the Borrower as a result of such subscriptions or subordinated loans on or before 30 September 2000.

3.   ADDITIONAL SUBORDINATED DEBT

3.1. The Borrower, Sage, Stardust, Goldrust and Dardana acknowledge that the Additional Subordinated Debt has been provided to the Borrower on 21 August 2000 by deposit to the CRI Disbursement Account and shall be withdrawn from that account only as permitted by the Finance Documents; and

3.2. Contemporaneous with this Deed, the Borrower, Sage, Stardust, Goldrust, Dardana and the Facility Agent shall enter into subordination agreements in respect of the Additional Subordinated Debt upon the same terms and conditions as the Subordination Agreements.

4.   FURTHER ADVANCES

     The Borrower acknowledges that the Facility Agent will not make any further Advances under the Loan Agreement until the following conditions are satisfied:

     (a) the Additional Loans and Additional Subordinated Debt, together totalling four million Dollars (USD 4,000,000) have been provided to the Borrower; and

     (b) the proceeds of such Additional Loans and Additional Subordinated Debt have been deposited in full into the CRI Disbursement Account.

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5.   PROJECT DOCUMENT CONSENT; ACKNOWLEDGEMENT

     Notwithstanding the terms of the Finance Documents, the Facility Agent consents to the sale of up to six thousand (6,000) tonnes of oil production from the Project during the month of August 2000 to purchasers located in Kazakhstan.

     The Facility Agent acknowledges receipt of supplemental letters dated August 21, 2000 to the Equity Support Agreements from each of Allen & Company Incorporated and Whittier confirming that their financial commitments under such Equity Support Agreements remain in full force and effect and can be called on demand at any time by the Facility Agent until the Borrower has satisfied all its obligations in full under Clause 6 of this Deed.

     For the purpose of Clause 18.17 of the Loan Agreement, the date of 30 June 2000 shall be replaced with the date of 30 September 2000, effective as of 30 June 2000.

6.   FURTHER FUNDING

6.1. The Borrower agrees to provide evidence reasonably satisfactory to the Facility Agent no later than 30 September 2000 of receipt of the proceeds of additional subscription for equity of or additional subordinated loans to the Borrower in an aggregate of not less than ten million dollars (USD 10,000,000); such an amount will include the Additional Loans (if not repaid in accordance with Clause 2.2) and the Additional Subordinated Debt.

6.2. Failure to provide such evidence of equity contribution or subordinated loan as provided under Clause 6(a) shall constitute an Event of Default under the Loan Agreement.

7.   FINANCE DOCUMENT

     The Borrower and the Facility Agent designate this Deed as a Finance Document for purposes of the Loan Agreement.

8.   COUNTERPARTS

     This Deed may be executed in any number of counterparts and by the different parties on separate counterparts which when taken together shall constitute one instrument.


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9.   EXECUTION AS A DEED

     Each of the parties to this Deed intends it to be a deed and confirms that it is executed and delivered as a deed, in each case notwithstanding the fact that any one or more of the parties may only execute this Deed under hand.

10.  GOVERNING LAW

     This Deed shall be governed by English law.

     IN WITNESS WHEREOF, this Deed has been executed as a deed by the parties hereto and is delivered on the date stated at the beginning of this Deed.

                                            EXECUTED as a deed and delivered for
                                            and on behalf of
                                            CHAPARRAL RESOURCES INC


                                            By: /s/ John G. McMillian
                                            Name: John G. McMillian
                                            Title: Co-Chairman and CEO


                                            EXECUTED as a deed and delivered for
                                            and on behalf of
                                            ECOTELS INTERNATIONAL LIMITED


                                            By: /s/ L. Todd Gremillion
                                            Name: L. Todd Gremillion
                                            Title: Authorized Signatory


                                            EXECUTED as a deed and delivered for
                                            and on behalf of
                                            WHITTIER VENTURES LLC


                                            By: /s/ Robert D. Sellers
                                            Name: Robert D. Sellers
                                            Title: Chief Financial Officer


                                            EXECUTED as a deed and delivered for
                                            and on behalf of
                                            SHELL CAPITAL SERVICES LIMITED


                                            By: /s/ M. Treanor
                                            Name: M. Treanor
                                            Title: CEO

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                                            In the presence of:

                                            Name:
                                            Title:


                                            EXECUTED as a deed and delivered for
                                            and on behalf of
                                            DARDANA LIMITED

                                            By: /s/ L. Todd Gremillion
                                            Name: L. Todd Gremillion
                                            Title: Authorized Signatory


                                            EXECUTED as a deed and delivered for
                                            and on behalf of
                                            GOLDRUST VENTURE CAPITAL LIMITED

                                            By: /s/ L. Todd Gremillion
                                            Name: L. Todd Gremillion
                                            Title: Authorized Signatory


                                            EXECUTED as a deed and delivered for
                                            and on behalf of
                                            STARDUST FUND LIMITED

                                            By: /s/ L. Todd Gremillion
                                            Name: L. Todd Gremillion
                                            Title: Authorized Signatory


                                            EXECUTED as a deed and delivered for
                                            and on behalf of
                                            SAGE OPERATING LIMITED

                                            By: /s/ L. Todd Gremillion

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THE FOLLOWING PARTIES TO THE AGREEMENT acknowledge that this Deed has been executed by the Parties and accept and agree to its the terms AND ACKNOWLEDGE THAT THEIR OBLIGATIONS UNDER THE Finance Documents are not affected by the provision so of this Deed.

                                             CLOSED TYPE JSC KARAKUDUKMUNAY INC.


                                             By: /s/ Nickolai Klinchev
                                             Name: Nickolai Klinchev
                                             Title: General Director

                                             By: /s/ Richard Moore
                                             Name: Richard Moore
                                             Title: Financial Director


                                             CENTRAL ASIAN PETROLEUM
                                             (GUERNSEY) LIMITED


                                             By: /s/ John G. McMillian
                                             Name: John G. McMillian
                                             Title: Co-Chairman and CEO


                                             CENTRAL ASIAN PETROLEUM, INC.


                                             By: /s/ Michael B. Young
                                             Name: Michael B. Young
                                             Title: Tresurer


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